Exhibit 10.2

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 12, 2014, is by and among CASH AMERICA INTERNATIONAL, INC., a Texas corporation (the “Borrower”), the Domestic Subsidiaries of the Borrower party hereto (collectively, the “Guarantors”), the Lenders (as defined below) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (as defined below) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of March 30, 2011 (as amended by that certain First Amendment to Credit Agreement dated as of November 29, 2011, that certain Second Amendment to Credit Agreement dated as of November 29, 2011, that certain Third Amendment to Credit Agreement dated as of May 10, 2013 and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 New Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Enova” shall mean Enova International, Inc., a Delaware corporation and its Subsidiaries.

“Enova Disposition Date” shall mean the date on which the Initial Enova Disposition is consummated.

“Enova Indebtedness” shall mean Indebtedness in connection with (a) the Enova Note Issuance and (b) an unsecured revolving credit facility to be entered into by Enova International, Inc., as borrower, and guaranteed by the Domestic Subsidiaries of Enova International, Inc., in an aggregate principal amount not to exceed $75,000,000.

“Enova Note Issuance” shall mean the issuance of senior unsecured notes by Enova International, Inc. in an aggregate principal amount not to exceed $600,000,000 guaranteed by the Domestic Subsidiaries of Enova International, Inc.

“Fourth Amendment Effective Date” shall mean May 12, 2014.

“Initial Enova Disposition” shall mean the Borrower’s distribution of at least 80% of its ownership interest in Enova to the holders of the Equity Interests of the Borrower as part of the Enova Distribution.

“Offering Memorandum” shall mean the offering memorandum relating to the Enova Note Issuance prepared by Enova in connection with the Enova Indebtedness.

1.2 Amendment to definition of Additional Unsecured Senior Debt. The definition of Additional Unsecured Senior Debt set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Additional Unsecured Senior Debt” shall mean any Indebtedness of the Credit Parties (other than Subordinated Debt, the Enova Indebtedness and the Private Placement Notes) incurred or issued after the Closing Date (or, in the case of Assumed Indebtedness, incurred or issued prior to or after the Closing Date and assumed by a Credit Party after the Closing Date), including Assumed Indebtedness and other Indebtedness which (a) is not secured, directly or indirectly, or in whole or in part, by a Lien, and (b) does not contain any More Restrictive Covenants.

1.3 Amendment to definition of Disposition. The definition of Disposition set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Disposition” or “Dispose” shall mean the sale, transfer, license or other disposition (including any sale and leaseback transaction and any Dividend involving distributions of Property to equity holders of any Person) of any Property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

1.4 Amendment to definition of EBITDA. The definition of EBITDA set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“EBITDA” shall mean, with respect to any period, (a) Net Income for such period, plus (b) without duplication and to the extent deducted in determining Net Income for such period, (i) Interest Expense for such period, (ii) federal, state, local and foreign income and franchise taxes of the Borrower and its Subsidiaries for such period, (iii) depreciation and amortization expenses of the Borrower and its Subsidiaries for such period and other non-cash charges of the Borrower and its Subsidiaries, (iv) any extraordinary non-cash losses of the Borrower and its Subsidiaries for such period, (v) one-time, non-recurring charges related to corporate restructuring, including severance costs, in an aggregate amount not to exceed $18,000,000 during the term of this Agreement, and (v) one-time, non-recurring charges related to the early extinguishment of Indebtedness, in an aggregate amount not to exceed $15,000,000 during the term of this Agreement, minus (c) without duplication and to the extent included in determining Net Income for such period, any extraordinary gains and extraordinary non-cash credits of the Borrower and its Subsidiaries for such period.

1.5 Amendment to definition of Enova Disposition. The definition of Enova Disposition set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Enova Disposition” shall mean the Initial Enova Disposition and Borrower’s disposition of any retained ownership interest in Enova following the Initial Enova Disposition.

1.6 Amendment to definition of Enova Disposition Documents. The definition of Enova Disposition Documents set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Enova Disposition Documents” shall mean, collectively, (a) the separation agreement, (b) the transition services agreement, (c) the stockholders and registration rights agreement, (d) the tax matters agreement, (e) the employee matters agreement, (f) the credit underwriting and services agreement and (g) the marketing and customer referral agreement and any other agreement identified, summarized, reasonably contemplated or described in the Offering Memorandum or that is otherwise customary to spin-off transactions similar to the Enova Disposition (including any modification, amendment or amendment and restatement of any such agreement).

1.7 Amendment to 1.3. Subclause (ii) contained in clause (c) of Section 1.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(ii) after any Disposition permitted by Section 6.5(e) or 6.5(p), (A) income statement items, cash flow statement items and balance sheet items (whether positive or negative) attributable to the Property or Assets disposed of shall be excluded in such calculations to the extent relating to such applicable period, subject to adjustments mutually acceptable to the Borrower and the Administrative Agent and (B) Indebtedness and applicable interest that is repaid substantially concurrently with the Disposition shall be excluded from such calculations and deemed to have been repaid as of the first day of such applicable period.

1.8 Amendments to 6.2. Section 6.2 of the Credit Agreement is hereby amended in the following respects:

(a) Clause (q) contained in such Section is hereby amended and restated in its entirety to read as follows:

(q) Additional Secured Senior Debt not to exceed 10% of Net Worth in aggregate principal amount at any time outstanding;

(b) The following clause (x) is hereby added to the end of such Section, and the appropriate punctuation and grammatical changes shall be made thereto:

(x) the Enova Indebtedness provided that (i) Enova shall have received Net Proceeds of not less than $400,000,000 in connection with the Enova Note Issuance, (ii) 100% of such Net Proceeds shall be promptly used by Enova to repay all intercompany indebtedness owed by Enova to the Borrower and pay a cash dividend to the Borrower, (iii) such Indebtedness shall be permitted to be outstanding pursuant to this Section 6.2(x) until the earlier of (A) the consummation of the Initial Enova Disposition and (B) May 31, 2015, (iv) such Indebtedness shall not be recourse to any Credit Party or any Subsidiaries other than Enova and (v) the Offering Memorandum relating to such Enova Indebtedness shall provide that the mandatory redemption or repurchase contained therein shall (A) not be exercisable if on or before March 31, 2015 Enova is released as a Guarantor under the Credit Documents (and as a Guarantor under any other Indebtedness the release of which is automatically effected as a result of Enova’s release as a Guarantor under the Credit Documents) and (B) not be exercisable by the holders of the Enova Indebtedness prior to March 31, 2015.

1.9 Amendments to 6.3. Section 6.3 of the Credit Agreement is hereby amended by adding the following provision to the end of such Section:

Notwithstanding anything to the contrary contained herein, (a) from and after the Fourth Amendment Effective Date, none of the Credit Parties nor their Subsidiaries (other than Enova) shall make any additional Investments in Enova or make any further cash distributions to Enova, (b) none of the Credit Parties nor their Subsidiaries (other than Enova) shall make any Investment (including, without limitation, Acquisitions) in any Person (other than Credit Parties other than Enova) that generates a majority of its revenue from the cash advance or payday advance business without the consent of the Administrative Agent and (c) the aggregate amount of Investments made by the Credit Parties and their Subsidiaries in Enova outstanding as of the Fourth Amendment Effective Date shall not exceed $400,000,000.

1.10 Amendment to 6.5. Section 6.5 of the Credit Agreement is hereby amended in the following respects:

(a) Clause (p) contained in such Section is hereby amended and restated in its entirety to read as follows:

(p) the Enova Disposition; provided that the Initial Enova Disposition shall occur no later than May 31, 2015.

(b) Subclause (ii) appearing in Clause (e) contained in such Section is hereby amended and restated in its entirety to read as follows:

(ii) the aggregate amount of such Dispositions not otherwise permitted in clauses (a) through (e) above during any fiscal year shall not exceed 10% of Consolidated Total Assets as of the last day of the immediately preceding fiscal year without the prior consent of the Required Lenders;

1.11 Amendment to 6.6. Section 6.6 of the Credit Agreement is hereby amended in the following respects:

(a) The proviso appearing at the end of subclause (b)(iv) contained in such Section is hereby amended and restated in its entirety to read as follows:

; provided however, the sum of all Restricted Payments made pursuant to clause (iii) above and this clause (iv) shall not exceed an aggregate amount equal to (A) prior Enova Disposition Date, the sum of (1) $238,475,000 plus (2) 50% of cumulative Net Income after September 30, 2010 and (B) following the Enova Disposition Date, the sum of (1) $200,000,000 plus (2) 50% of cumulative Net Income beginning with the first full fiscal quarter ending after the Enova Disposition Date;

(b) A new sentence is hereby added to the end of such Section to read as follows:

Notwithstanding that the Private Placement Notes and the Enova Indebtedness is not Additional Unsecured Senior Debt, (a) the Borrower may make prepayments and regularly scheduled payments of principal and interest on the Private Placement Notes and (b) Enova (but no other Credit Party) may make prepayments and regularly scheduled payments of principal and interest on the Enova Indebtedness, in each case only if there shall exist no Default or Event of Default prior to or after giving effect to any such prepayment or principal or interest payment.

1.12 Amendment to 6.10. Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

The Credit Parties shall not, and shall not permit any Domestic Subsidiary to, enter into any Contractual Obligation (other than pursuant to the Enova Indebtedness) that limits the ability of any Domestic Subsidiary to make Dividends or other Dispositions to the Borrower or to otherwise transfer Property to the Borrower.

1.13 Amendment to 6.18. Clause (c) contained in Section 6.18 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) Minimum Net Worth. The Borrower shall not permit Net Worth to be less than the sum of (i) at all times prior to the Enova Disposition Date, (A) $563,049,000 plus (B) 50% of Net Income (with no deduction for net losses during any quarterly period) earned after September 30, 2010, plus (C) 100% of the Net Proceeds received by the Borrower and its Subsidiaries from the issuance and sale of Capital Stock of the Borrower or any Subsidiary (other than an issuance to the Borrower or a wholly-owned Subsidiary), including any conversion of debt securities of the Borrower into such Capital Stock after September 30, 2010 to the extent of any increase in Net Worth resulting therefrom or (ii) at all times following the Enova Disposition Date, (A) an amount equal to Net Worth as shown on the Balance Sheet delivered pursuant to Section 5.1 for the first reporting date after the Enova Disposition less $135,000,000, plus (B) 50% of Net Income (excluding the amount of Net Income attributable to Enova and with no deduction for net losses during any quarterly period) earned after the Fourth Amendment Effective Date, plus (C) 100% of the Net Proceeds received by the Borrower and its Subsidiaries (other than Enova) from the issuance and sale of Capital Stock of the Borrower or any Subsidiary (other than Enova and other than an issuance to the Borrower or a wholly-owned Subsidiary), including any conversion of debt securities of the Borrower into such Capital Stock after the Fourth Amendment Effective Date to the extent of any increase in Net Worth resulting therefrom.

1.14 Amendment to Article IX. A new Section 9.27 is hereby added to the end of Article IX of the Credit Agreement to read as follows:

9.27 Release of Enova. The Administrative Agent shall be permitted, in its reasonable discretion, to release Enova from the Guaranty; provided, however, (a) the Administrative Agent shall provide written notice to the Company not less than five (5) Business Days prior to such release, (b) such release shall not occur prior to October 31, 2014 and (c) to the extent the Initial Enova Disposition has not occurred by May 31, 2015 and Enova was previously released from the Guaranty pursuant to this Section 9.27, the Credit Parties shall cause Enova to become a Guarantor hereunder in accordance with the terms of Section 5.15 of this Agreement. To the extent Enova is released as a Guarantor pursuant to this Section, for purposes of all calculations made in determining compliance for any applicable period with the financial covenants set forth in Section 6.18 and for purposes of determining the Applicable Margin (i) the income statement items, cash flow statement items and balance sheet items (whether positive or negative) attributable to Enova shall be excluded in such calculations to the extent relating to such applicable period, subject to adjustments mutually acceptable to the Borrower and the Administrative Agent and (ii) Indebtedness and applicable interest that is repaid substantially concurrently with such release shall be excluded from such calculations and deemed to have been repaid as of the first day of such applicable period.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendments. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Lenders and the Administrative Agent.

(b) Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(c) Fees and Expenses. The Administrative Agent shall have received from the Borrower such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

(d) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

Promptly upon satisfaction of the aforesaid closing conditions, the Administrative Agent shall notify the parties hereto that this Amendment has become effective as of the Amendment Effective Date.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) Except as expressly set forth in this Amendment, the Obligations of the Credit Parties are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations of the Credit Parties.

3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is reasonably necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9 No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

CASH AMERICA INTERNATIONAL, INC. AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	CASH AMERICA INTERNATIONAL, INC.

	By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Treasurer

GUARANTORS:	ENOVA INTERNATIONAL, INC.

	By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Assistant Treasurer

CASH AMERICA MANAGEMENT L.P. CASH AMERICA PAWN L.P.

	By:	Cash America Holding, Inc.
The General Partner of each of the foregoing entities

		By:	/s/ Austin D. Nettle
		Name:	Austin D. Nettle
		Title:	Vice President and Treasurer

OHIO NEIGHBORHOOD CREDIT SOLUTIONS, LLC

	By:	Ohio Neighborhood Finance, Inc.,
Its sole member

		By:	/s/ Austin D. Nettle
		Name:	Austin D. Nettle
		Title:	Vice President and Treasurer

[Signature page to Fourth Amendment to Credit Agreement – Cash America]

BRONCO PAWN & GUN, INC.
CASH AMERICA ADVANCE, INC.
CASH AMERICA FINANCIAL SERVICES, INC.
CASH AMERICA FRANCHISING, INC.
CASH AMERICA GLOBAL FINANCING, INC.
CASH AMERICA GLOBAL SERVICES, INC.
CASH AMERICA HOLDING, INC.
CASH AMERICA, INC.
CASH AMERICA, INC. OF ALABAMA
CASH AMERICA, INC. OF ALASKA
CASH AMERICA, INC. OF COLORADO
CASH AMERICA, INC. OF ILLINOIS
CASH AMERICA, INC. OF INDIANA
CASH AMERICA, INC. OF KENTUCKY
CASH AMERICA, INC. OF LOUISIANA
CASH AMERICA OF MISSOURI, INC.
CASH AMERICA, INC. OF NEVADA
CASH AMERICA, INC. OF NORTH CAROLINA
CASH AMERICA, INC. OF OKLAHOMA
CASH AMERICA, INC. OF SOUTH CAROLINA
CASH AMERICA, INC. OF TENNESSEE
CASH AMERICA, INC. OF UTAH
CASH AMERICA, INC. OF VIRGINIA
CASH AMERICA INTERNET SALES, INC.
CASH AMERICA OF MEXICO, INC.
CASH AMERICA PAWN, INC. OF OHIO
CASHLAND FINANCIAL SERVICES, INC.
CNU DOLLARSDIRECT INC.
CNU DOLLARSDIRECT LENDING INC.
DOC HOLLIDAY’S PAWNBROKERS & JEWELLERS, INC.
ENOVA ONLINE SERVICES, INC.
EXPRESS CASH INTERNATIONAL CORPORATION
FLORIDA CASH AMERICA, INC.
GAMECOCK PAWN & GUN, INC.
GEORGIA CASH AMERICA, INC.
HORNET PAWN & GUN, INC.
LONGHORN PAWN AND GUN, INC.
MOBILE LEASING GROUP, INC.
MR. PAYROLL CORPORATION
OHIO NEIGHBORHOOD FINANCE, INC.
TIGER PAWN & GUN, INC.
UPTOWN CITY PAWNERS, INC.
VINCENT’S JEWELERS AND LOAN, INC.

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

[Signature page to Fourth Amendment to Credit Agreement – Cash America]

CNU OF ALABAMA, LLC
CNU OF ALASKA, LLC
CNU OF ARIZONA, LLC
CNU OF CALIFORNIA, LLC
CNU OF COLORADO, LLC
CNU OF DELAWARE, LLC
CNU OF FLORIDA, LLC
CASHNETUSA OF FLORIDA, LLC
CNU OF HAWAII, LLC
CNU OF IDAHO, LLC
CNU OF ILLINOIS, LLC
CNU OF INDIANA, LLC
CNU OF KANSAS, LLC
CNU OF LOUISIANA, LLC
CNU OF MAINE, LLC
CASHNET CSO OF MARYLAND, LLC
CNU OF MICHIGAN, LLC
CNU OF MINNESOTA, LLC
CNU OF MISSISSIPPI, LLC
CNU OF MISSOURI, LLC
CNU OF MONTANA, LLC
CNU OF NEVADA, LLC
CNU OF NEW HAMPSHIRE, LLC
CNU OF NEW MEXICO, LLC

By:	CNU Online Holdings, LLC,
The sole member of each of the foregoing entities

	By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Treasurer

CNU ONLINE HOLDINGS, LLC
DEBIT PLUS, LLC
BILLERS ACCEPTANCE GROUP, LLC
DP LABOR HOLDINGS, LLC
PF LABOR HOLDINGS, LLC

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

[Signature page to Fourth Amendment to Credit Agreement – Cash America]

CNU OF NORTH DAKOTA, LLC
CNU OF OHIO, LLC
OHIO CONSUMER FINANCIAL SOLUTIONS, LLC
CNU OF OKLAHOMA, LLC
CNU OF OREGON, LLC
CNU OF RHODE ISLAND, LLC
CNU OF SOUTH CAROLINA, LLC
CNU OF SOUTH DAKOTA, LLC
CNU OF TENNESSEE, LLC
CNU OF TEXAS, LLC
CNU OF UTAH, LLC
CNU OF VIRGINIA, LLC
CNU OF WASHINGTON, LLC
CNU OF WISCONSIN, LLC
CNU OF WYOMING, LLC
DOLLARSDIRECT, LLC
CNU TECHNOLOGIES OF ALABAMA, LLC
CNU TECHNOLOGIES OF ARIZONA, LLC
CNU TECHNOLOGIES OF CALIFORNIA, LLC
CNU TECHNOLOGIES OF IOWA, LLC
CNU TECHNOLOGIES OF NEW MEXICO, LLC
CNU TECHNOLOGIES OF SOUTH CAROLINA, LLC
CNU TECHNOLOGIES OF WISCONSIN, LLC
HEADWAY CAPITAL, LLC (f/k/a TrafficGen, LLC)
CASHEURONET UK, LLC
EURONETCASH, LLC
ENOVA BRAZIL, LLC
AEL NET MARKETING, LLC
ENOVA INTERNATIONAL GEC, LLC (f/k/a AEL Net of Illinois, LLC)
AEL NET OF MISSOURI, LLC
NC FINANCIAL SOLUTIONS, LLC

By:	CNU Online Holdings, LLC,
The sole member of each of the foregoing entities

	By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Treasurer

[Signature page to Fourth Amendment to Credit Agreement – Cash America]

NC FINANCIAL SOLUTIONS OF ALABAMA, LLC
NC FINANCIAL SOLUTIONS OF ARIZONA, LLC
NC FINANCIAL SOLUTIONS OF CALIFORNIA, LLC
NC FINANCIAL SOLUTIONS OF COLORADO, LLC
NC FINANCIAL SOLUTIONS OF DELAWARE, LLC
NC FINANCIAL SOLUTIONS OF GEORGIA, LLC
NC FINANCIAL SOLUTIONS OF IDAHO, LLC
NC FINANCIAL SOLUTIONS OF ILLINOIS, LLC
NC FINANCIAL SOLUTIONS OF KANSAS, LLC
NC FINANCIAL SOLUTIONS OF MARYLAND, LLC
NC FINANCIAL SOLUTIONS OF MISSISSIPPI, LLC
NC FINANCIAL SOLUTIONS OF MISSOURI, LLC
NC FINANCIAL SOLUTIONS OF NEVADA, LLC
NC FINANCIAL SOLUTIONS OF NEW MEXICO, LLC
NC FINANCIAL SOLUTIONS OF NORTH DAKOTA, LLC
NC FINANCIAL SOLUTIONS OF OHIO, LLC
NC FINANCIAL SOLUTIONS OF SOUTH CAROLINA, LLC
NC FINANCIAL SOLUTIONS OF SOUTH DAKOTA, LLC
NC FINANCIAL SOLUTIONS OF TENNESSEE, LLC
NC FINANCIAL SOLUTIONS OF TEXAS, LLC
NC FINANCIAL SOLUTIONS OF UTAH, LLC
NC FINANCIAL SOLUTIONS OF VIRGINIA, LLC
NC FINANCIAL SOLUTIONS OF WISCONSIN, LLC

By:	NC Financial Solutions, LLC
The sole member of each of the foregoing entities

	By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Treasurer

CASHNETUSA CO LLC
CASHNETUSA OR LLC
THE CHECK GIANT NM LLC

By:	CNU of New Mexico, LLC,
Manager of each of the foregoing entities

	By:	CNU Online Holdings, LLC
Its sole member

	By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Treasurer

[Signature page to Fourth Amendment to Credit Agreement – Cash America]

DEBIT PLUS TECHNOLOGIES, LLC
DEBIT PLUS SERVICES, LLC
DEBIT PLUS PAYMENT SOLUTIONS, LLC

By:	Debit Plus, LLC,
The sole member of each of the foregoing entities

	By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Treasurer

STRATEGIC RECEIVABLE MANAGEMENT SOLUTIONS, LLC

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

ENOVA FINANCIAL HOLDINGS, LLC

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

CAMEX HOLDING, LLC

By:	Cash America of Mexico, Inc.,
Its sole member

	By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Treasurer

[Signature page to Fourth Amendment to Credit Agreement – Cash America]

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

	By:	/s/ Jeff Bundy
	Name:	Jeffrey D. Bundy
	Title:	Vice President

[Signature page to Fourth Amendment to Credit Agreement – Cash America]

LENDERS:	KEYBANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Geoffrey Smith
	Name:	Geoffrey Smith
	Title:	Senior Vice President

LENDERS:	U.S. Bank, National Association, as a Lender

	By:	/s/ Patrick McGraw
	Name:	Patrick McGraw
	Title:	Senior Vice President

LENDERS:	AMEGY BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Daniel L. Cox
	Name:	Daniel L. Cox
	Title:	Senior Vice President

LENDERS:	First Tennessee Bank National Association, as a Lender

	By:	/s/ Joseph M. Evangelisti
	Name:	Joseph M. Evangelisti
	Title:	Executive Vice President

[Signature page to Fourth Amendment to Credit Agreement – Cash America]

LENDERS:	TEXAS CAPITAL BANK, NATIONAL ASSOCIATION
as a Lender

	By:	/s/ Barry Kromann
	Name:	Barry Kromann
	Title:	Executive Vice President

[Signature page to Fourth Amendment to Credit Agreement – Cash America]

LENDERS:	BOKF, NA dba Bank of Texas, as a Lender

	By:	/s/ Mattson H. Uihlein
	Name:	Mattson H. Uihlen
	Title:	Banking Officer

[Signature page to Fourth Amendment to Credit Agreement – Cash America]